SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2004

JEFFERSONVILLE BANCORP

(Exact name of registrant as specified in its charter)

New York	0-19212	22-2385448

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 398, Jeffersonville, New York 12748

(Address of principal executive offices)

Registrant’s telephone number, including area code:	(845) 482-4000

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit
No.	Description
99.1	Press release dated, May 12, 2004.

Item 12. Result of Operations and Financial Condition

     On May 12, 2004, Jeffersonville Bancorp issued a press release describing its results of operations for the first quarter of 2004. That press release is furnished as Exhibit 99.1 to this report.

     The information in this Current Report, including the exhibit attached hereto, is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JEFFERSONVILLE BANCORP (Registrant)

/s/ Raymond Walter

Raymond Walter President and Chief Executive Officer

Date:  May 14, 2004

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press release dated, May 12, 2004.